UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2026
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC
Preferred Share Purchase Rights		NASDAQ Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events

On September 10, 2025, Aviat Networks, Inc. (“Aviat” or the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended June 27, 2025 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”). Due to the Company not being eligible to use a Form S-3 at the time of the September 10, 2025 Form 10-K filing, the Consent of Independent Registered Public Accounting Firm, dated September 10, 2025 and filed as Exhibit 23 to the Form 10-K, did not include reference to the Company’s Registration Statement No. 333-279014 on Form S-3. The Consent of Independent Registered Public Accounting Firm, dated March 10, 2026, is attached as Exhibit 23 to this Current Report on Form 8-K and is hereby filed with the SEC. The Consent does not change any previously reported financial results or other disclosure contained in the Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23	Consent of Deloitte & Touche LLP, independent registered public accounting firm
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

Date: March 10, 2026	By:	/s/ Andrew C. Schmidt
		Name:	Andrew C. Schmidt
		Title:	Chief Financial Officer